Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended March 31, 2010

(NYSE: NFP)
Investor Relations Contact:
Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP measures called Adjusted EBITDA, cash earnings, cash earnings per diluted share, adjusted income before management fees and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of subsidiaries, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted income before management fees is defined as income before management fees excluding corporate income before management fees.  Adjusted income before management fees should not be viewed as a substitute for income from operations. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP's operations or strategy. These forward-looking statements are based on management's current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s ability, through its operating structure, to respond quickly to regulatory, operational or financial situations impacting its businesses; (2) the ability of the Company’s businesses to perform successfully following acquisition, including through cross-selling initiatives, and the Company’s ability to manage its business effectively and profitably through its reportable segments and the principals of its businesses; (3) any losses that NFP may take with respect to dispositions, restructures or otherwise; (4) an economic environment that results in fewer sales of financial products or services; (5) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take; (6) the impact of the adoption, modification or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (7) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (8) the financial impact of NFP’s incentive plans; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates, credit market conditions and general economic factors; (10) securities and capital markets behavior, including fluctuations in the price of NFP’s common stock, continuing volatility in the U.S. financial markets, or the dilutive impact of any capital-raising efforts to finance operations or business strategy; (11) the continued availability of borrowings and letters of credit under NFP’s credit facility; (12) adverse results, market uncertainty in the financial services industry, or other consequences from litigation, arbitration, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, regulatory investigations or activities within the life settlements industry; (13) adverse developments in the markets in which the Company operates, resulting in fewer sales of financial products and services, including those related to compensation agreements with insurance companies and activities within the life settlements industry; (14) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of proposals for legislation regulating the financial services industry; (15) uncertainty regarding the impact of newly-adopted healthcare legislation or resulting changes in business practices of NFP’s subsidiaries that operate in the benefits market; (16) changes in laws, including the elimination or modification of the federal estate tax, changes in the tax treatment of life insurance products, or changes in regulations affecting the value or use of benefits programs, which may adversely affect the demand for or profitability of the Company’s services; (17) developments in the availability, pricing, design or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (18) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, including life settlements and registered investment advisory fees; (19) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (20) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (21) the loss of services of key members of senior management; and (22) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 12, 2010 and its Quarterly Report on Form 10-Q for the period ended March 31, 2010, filed with the SEC on May 10, 2010.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended					For the Years Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2010	2009	2009	2009	2009	2009	2008
GAAP net income (loss)	$6,990	$1,851	$10,540	$10,022	$(515,799)	$(493,386)	$8,471
Amortization of intangibles	8,338	8,806	8,975	9,176	9,594	36,551	39,194
Depreciation	3,006	8,857	3,361	3,485	3,539	19,242	13,371
Impairment of goodwill and intangible assets	2,901	6,231	2,002	2,895	607,337	618,465	41,257
Tax benefit of impairment of goodwill and intangible assets	(1,118)	(1,133)	(427)	(902)	(88,146)	(90,608)	(8,137)
Non-cash interest, net of tax	1,866	1,559	1,966	1,732	1,557	6,814	6,364
Cash earnings	$21,983	$26,171	$26,417	$26,408	$18,082	$97,078	$100,520

GAAP net income (loss) per share - diluted	$0.16	$0.04	$0.24	$0.23	$(12.59)	$(12.02)	$0.21
Amortization of intangibles	0.19	0.20	0.21	0.21	0.23	0.87	0.96
Depreciation	0.07	0.21	0.08	0.08	0.09	0.46	0.33
Impairment of goodwill and intangible assets	0.07	0.14	0.05	0.07	14.73	14.78	1.01
Tax benefit of impairment of goodwill and intangible assets	(0.03)	(0.03)	(0.01)	(0.02)	(2.14)	(2.16)	(0.20)
Non-cash interest, net of tax	0.04	0.04	0.05	0.04	0.04	0.16	0.16
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—	—	—	0.08	0.23	—
Cash earnings per share - diluted (2)	$0.50	$0.61	$0.61	$0.62	$0.44	$2.32	$2.46

Shares outstanding, beginning of period	41,363	41,201	41,104	40,026	39,753	39,753	38,935
Common shares issued for acquisitions during period	—	—	—	—	—	—	669
Common shares issued for contingent consideration and escrow during period	—	106	—	978	—	1,084	89
Common shares issued for stock-based awards during period	627	42	12	31	181	266	451
Common shares repurchased during period	(95)	(23)	(21)	(42)	—	(91)	(1,040)
Common shares issued under ongoing incentive program	—	—	—	—	—	—	290
Other	31	37	106	111	92	351	359
Shares outstanding, end of period	41,926	41,363	41,201	41,104	40,026	41,363	39,753

Weighted average common shares outstanding	41,598	41,363	41,211	41,139	39,945	40,908	39,542
Dilutive effect of contingent consideration and ongoing incentive payments	649	593	393	390	1,009	593	176
Dilutive effect of stock-based awards	1,443	1,147	1,503	1,246	275	343	1,122
Dilutive effect of escrow, stock subscriptions and other	12	6	7	58	9	(2)	93
Weighted average common shares outstanding - diluted (1)	43,702	43,109	43,114	42,833	41,238	41,842	40,933

Debt to total capitalization	41.0%	41.8%	45.2%	49.4%	52.8%	41.8%	29.3%

Total NFP owned businesses at period end	148	154	160	169	176	154	181

(1)
For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.

(2)	The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. SEGMENT REVENUE, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH (Unaudited - dollars in thousands)

	For the Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2010		2009		2009		2009		2009
Revenue
Corporate Client Group	$95,247	42%	$106,971	39%	$90,665	39%	$89,832	40%	$92,511	43%
Individual Client Group	78,694	35%	122,383	44%	97,428	42%	92,432	41%	85,072	39%
Advisor Services Group	51,332	23%	47,827	17%	41,832	19%	41,934	19%	39,398	18%
Consolidated	$225,273	100%	$277,181	100%	$229,925	100%	$224,198	100%	$216,981	100%

Adjusted EBITDA (1)
Corporate Client Group	$19,466	71%	$17,785	66%	$15,262	50%	$14,969	53%	$18,775	77%
Individual Client Group	6,101	22%	7,821	29%	14,323	46%	11,847	42%	6,315	26%
Advisor Services Group	2,033	7%	1,290	5%	1,270	4%	1,483	5%	(841)	-3%
Consolidated	$27,600	100%	$26,896	100%	$30,855	100%	$28,299	100%	$24,249	100%

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Disposition metrics (2)
Revenue
Corporate Client Group	$172	$1,836	$1,563	$2,360	$2,525
Individual Client Group	167	3,304	5,263	4,775	7,834
Advisor Services Group	—	—	—	—	—
Consolidated	$339	$5,140	$6,826	$7,135	$10,359

Adjusted EBITDA
Corporate Client Group	$69	$400	$471	$263	$443
Individual Client Group	(93)	75	(519)	(1,249)	89
Advisor Services Group	—	—	—	—	—
Consolidated	$(24)	$475	$(48)	$(986)	$532

For the Three Months Ended
March 31, 2010
Organic revenue growth
Corporate Client Group	5.7%
Individual Client Group	1.6%
Advisor Services Group	8.5%
Consolidated	4.9%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

(2)
Represents revenue and Adjusted EBITDA for firms disposed during the period ending March 31, 2010 and for these firms for the prior periods.  The reported figures may change in future periods as a result of the change in the set of firms disposed in future quarters.

NATIONAL FINANCIAL PARTNERS CORP. ADJUSTED EBITDA RECONCILIATION FOR QUARTERLY PERIODS (1) (Unaudited - in thousands)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Corporate Client Group
Income (loss) from operations	$11,949	$8,167	$8,132	$7,653	$(343,815)
Amortization of intangibles	5,348	5,615	5,678	5,760	5,906
Impairment of goodwill and intangible assets	1,931	-	-	110	354,298
Depreciation	1,559	4,126	1,657	1,688	1,806
(Gain) loss on sale of subsidiaries	(1,321)	(123)	(206)	(244)	580
Adjusted EBITDA	$19,466	$17,785	$15,261	$14,967	$18,775

Individual Client Group
Income (loss) from operations	$1,926	$(5,894)	$8,568	$5,121	$(251,919)
Amortization of intangibles	2,990	3,191	3,297	3,416	3,688
Impairment of goodwill and intangible assets	970	6,231	2,002	2,785	253,039
Depreciation	1,125	4,413	1,441	1,561	1,470
(Gain) loss on sale of subsidiaries	(910)	(121)	(984)	(1,035)	37
Adjusted EBITDA	$6,101	$7,820	$14,324	$11,848	$6,315

Advisor Services Group
Income (loss) from operations	$1,711	$973	$1,007	$1,248	$(1,104)
Depreciation	322	318	263	236	263
Adjusted EBITDA	$2,033	$1,291	$1,270	$1,484	$(841)

Consolidated
GAAP net income (loss)	$6,990	$1,851	$10,540	$10,022	$(515,799)
Income tax expense (benefit)	5,563	(2,154)	6,256	6,044	(84,530)
Interest income	(888)	(828)	(703)	(822)	(724)
Interest expense	4,579	4,849	5,001	5,386	5,331
Other, net	(658)	(472)	(3,387)	(6,608)	(1,116)
Income (loss) from operations	$15,586	$3,246	$17,707	$14,022	$(596,838)
Amortization of intangibles	8,338	8,806	8,975	9,176	9,594
Impairment of goodwill and intangible assets	2,901	6,231	2,002	2,895	607,337
Depreciation	3,006	8,857	3,361	3,485	3,539
(Gain) loss on sale of subsidiaries	(2,231)	(244)	(1,190)	(1,279)	617
Adjusted EBITDA	$27,600	$26,896	$30,855	$28,299	$24,249

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF MANAGEMENT FEES % FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Corporate Client Group
Income from operations	$11,949	$8,167	$8,132	$7,653	$(343,815)
Basic management fees	13,676	19,235	15,786	16,048	11,538
Principal Incentive Plan (PIP) management fees	(483)	2,041	—	—	—
Stock based compensation management fees	798	611	326	322	322
Incentive and other management fees	1,135	2,505	1,411	(351)	712
Total management fees	15,126	24,392	17,523	16,019	12,572
Amortization of intangibles	5,348	5,615	5,678	5,760	5,906
Impairment of goodwill and intangible assets	1,931	—	—	110	354,298
Depreciation	1,559	4,126	1,657	1,688	1,806
(Gain) loss on sale of subsidiaries	(1,321)	(123)	(206)	(244)	580
Income before management fees	34,592	42,177	32,784	30,986	31,347
Corporate income before management fees	(6,541)	(8,951)	(5,907)	(6,431)	(7,802)
Adjusted income before management fees	$41,133	$51,128	$38,691	$37,417	$39,149

Basic management fees as % of adjusted income before management fees	33.2%	37.6%	40.8%	42.9%	29.5%

Total management fees as % of adjusted income before management fees	36.8%	47.7%	45.3%	42.8%	32.1%

Individual Client Group
Income from operations	$1,926	$(5,894)	$8,568	$5,121	$(251,919)
Basic management fees	9,262	28,839	15,597	13,693	9,474
Principal Incentive Plan (PIP) management fees	(2,615)	6,973	—	—	—
Stock based compensation management fees	525	325	80	79	80
Incentive and other management fees	1,352	(1,664)	1,655	163	381
Total management fees	8,524	34,473	17,332	13,935	9,935
Amortization of intangibles	2,990	3,191	3,297	3,416	3,688
Impairment of goodwill and intangible assets	970	6,231	2,002	2,785	253,039
Depreciation	1,125	4,413	1,441	1,561	1,470
(Gain) loss on sale of subsidiaries	(910)	(121)	(984)	(1,035)	37
Income before management fees	14,625	42,293	31,656	25,783	16,250
Corporate income before management fees	(4,374)	(6,324)	(1,298)	(2,382)	(1,802)
Adjusted income before management fees	$18,999	$48,617	$32,954	$28,165	$18,052

Basic management fees as % of adjusted income before management fees	48.7%	59.3%	47.3%	48.6%	52.5%

Total management fees as % of adjusted income before management fees	44.9%	70.9%	52.6%	49.5%	55.0%

Advisor Services Group
Income from operations	$1,711	$973	$1,007	$1,248	$(1,104)
Basic management fees	—	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—	—
Stock based compensation management fees	—	—	—	—	—
Incentive and other management fees	—	—	—	—	—
Total management fees	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—
Impairment of goodwill and intangible assets	—	—	—	—	—
Depreciation	322	318	263	236	263
(Gain) loss on sale of subsidiaries	—	—	—	—	—
Income before management fees	2,033	1,291	1,270	1,484	(841)
Corporate income before management fees	2,033	1,291	1,270	1,484	(841)
Adjusted income before management fees	$—	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM

Consolidated
Income from operations	$15,586	$3,246	$17,707	$14,022	$(596,838)
Basic management fees	22,938	48,074	31,383	29,741	21,012
Principal Incentive Plan (PIP) management fees	(3,098)	9,014	—	—	—
Stock based compensation management fees	1,323	936	406	401	402
Incentive and other management fees	2,487	841	3,066	(188)	1,093
Total management fees	23,650	58,865	34,855	29,954	22,507
Amortization of intangibles	8,338	8,806	8,975	9,176	9,594
Impairment of goodwill and intangible assets	2,901	6,231	2,002	2,895	607,337
Depreciation	3,006	8,857	3,361	3,485	3,539
(Gain) loss on sale of subsidiaries	(2,231)	(244)	(1,190)	(1,279)	617
Income before management fees	51,250	85,761	65,710	58,253	46,756
Corporate income before management fees	(8,882)	(13,984)	(5,935)	(7,329)	(10,445)
Adjusted income before management fees	$60,132	$99,745	$71,645	$65,582	$57,201

Basic management fees as % of adjusted income before management fees	38.1%	48.2%	43.8%	45.3%	36.7%

Total management fees as % of adjusted income before management fees	39.3%	59.0%	48.6%	45.7%	39.3%

NM indicates metric not meaningful

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF MANAGEMENT FEES % FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Corporate Client Group
Income from operations	$11,949	$(319,863)	$(328,030)	$(336,162)	$(343,815)
Basic management fees	13,676	62,607	43,372	27,586	11,538
Principal Incentive Plan (PIP) management fees	(483)	2,041	—	—	—
Stock based compensation management fees	798	1,581	970	644	322
Incentive and other management fees	1,135	4,277	1,772	361	712
Total management fees	15,126	70,506	46,114	28,591	12,572
Amortization of intangibles	5,348	22,959	17,344	11,666	5,906
Impairment of goodwill and intangible assets	1,931	354,408	354,408	354,408	354,298
Depreciation	1,559	9,277	5,151	3,494	1,806
(Gain) loss on sale of subsidiaries	(1,321)	7	130	336	580
Income before management fees	34,592	137,294	95,117	62,333	31,347
Corporate income before management fees	(6,541)	(29,091)	(20,140)	(14,233)	(7,802)
Adjusted income before management fees	$41,133	$166,385	$115,257	$76,566	$39,149

Basic management fees as % of adjusted income before management fees	33.2%	37.6%	37.6%	36.0%	29.5%

Total management fees as % of adjusted income before management fees	36.8%	42.4%	40.0%	37.3%	32.1%

Individual Client Group
Income from operations	$1,926	$(244,124)	$(238,230)	$(246,798)	$(251,919)
Basic management fees	9,262	67,603	38,764	23,167	9,474
Principal Incentive Plan (PIP) management fees	(2,615)	6,973	—	—	—
Stock based compensation management fees	525	564	239	159	80
Incentive and other management fees	1,352	535	2,199	544	381
Total management fees	8,524	75,675	41,202	23,870	9,935
Amortization of intangibles	2,990	13,592	10,401	7,104	3,688
Impairment of goodwill and intangible assets	970	264,057	257,826	255,824	253,039
Depreciation	1,125	8,885	4,472	3,031	1,470
(Gain) loss on sale of subsidiaries	(910)	(2,103)	(1,982)	(998)	37
Income before management fees	14,625	115,982	73,689	42,033	16,250
Corporate income before management fees	(4,374)	(11,806)	(5,482)	(4,184)	(1,802)
Adjusted income before management fees	$18,999	$127,788	$79,171	$46,217	$18,052

Basic management fees as % of adjusted income before management fees	48.7%	52.9%	49.0%	50.1%	52.5%

Total management fees as % of adjusted income before management fees	44.9%	59.2%	52.0%	51.6%	55.0%

Advisor Services Group
Income from operations	$1,711	$2,124	$1,151	$144	$(1,104)
Basic management fees	—	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—	—
Stock based compensation management fees	—	—	—	—	—
Incentive and other management fees	—	—	—	—	—
Total management fees	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—
Impairment of goodwill and intangible assets	—	—	—	—	—
Depreciation	322	1,080	762	499	263
(Gain) loss on sale of subsidiaries	—	—	—	—	—
Income before management fees	2,033	3,204	1,913	643	(841)
Corporate income before management fees	2,033	3,204	1,913	643	(841)
Adjusted income before management fees	$—	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM

Consolidated
Income from operations	$15,586	$(561,863)	$(565,109)	$(582,816)	$(596,838)
Basic management fees	22,938	130,210	82,136	50,753	21,012
Principal Incentive Plan (PIP) management fees	(3,098)	9,014	—	—	—
Stock based compensation management fees	1,323	2,145	1,209	803	402
Incentive and other management fees	2,487	4,812	3,971	905	1,093
Total management fees	23,650	146,181	87,316	52,461	22,507
Amortization of intangibles	8,338	36,551	27,745	18,770	9,594
Impairment of goodwill and intangible assets	2,901	618,465	612,234	610,232	607,337
Depreciation	3,006	19,242	10,385	7,024	3,539
(Gain) loss on sale of subsidiaries	(2,231)	(2,096)	(1,852)	(662)	617
Income before management fees	51,250	256,480	170,719	105,009	46,756
Corporate income before management fees	(8,882)	(37,693)	(23,709)	(17,774)	(10,445)
Adjusted income before management fees	$60,132	$294,173	$194,428	$122,783	$57,201

Basic management fees as % of adjusted income before management fees	38.1%	44.3%	42.2%	41.3%	36.7%

Total management fees as % of adjusted income before management fees	39.3%	49.7%	44.9%	42.7%	39.3%

NM indicates metric not meaningful

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
ASSETS
Current assets:
Cash and cash equivalents	$50,961	$55,994	$60,084	$49,822	$42,319
Fiduciary funds - restricted relating to premium trust accounts	74,221	75,931	75,838	79,258	71,321
Commissions, fees and premiums receivable, net	100,255	129,833	100,930	104,049	107,506
Due from principals and/or certain entities they own	14,125	14,075	21,787	21,334	15,022
Notes receivable, net	7,412	9,731	7,161	7,860	7,747
Deferred tax assets	14,008	14,779	8,322	8,926	9,351
Other current assets	15,412	14,435	18,368	18,897	18,008
Total current assets	276,394	314,778	292,490	290,146	271,274
Property and equipment, net	37,182	37,291	44,341	46,107	49,498
Deferred tax assets	106,311	106,495	110,561	109,983	109,661
Intangibles, net	365,576	379,513	399,265	410,789	427,090
Goodwill, net	66,122	63,887	57,018	57,914	52,532
Notes receivable, net	30,261	28,714	32,410	32,191	33,507
Other non-current assets	40,768	39,744	29,793	30,078	28,804
Total assets	$922,614	$970,422	$965,878	$977,208	$972,366

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$75,614	$77,941	$82,583	$81,126	$72,122
Borrowings	35,000	40,000	75,000	115,000	148,000
Income taxes payable	525	6,325	—	—	1,231
Deferred tax liabilities	494	496	239	7	3
Due to principals and/or certain entities they own	10,463	34,106	22,779	17,000	9,863
Accounts payable	17,488	24,337	21,381	18,369	23,893
Accrued liabilities	54,208	73,105	47,531	47,127	36,636
Total current liabilities	193,792	256,310	249,513	278,629	291,748
Deferred tax liabilities	104,453	105,055	116,825	115,977	116,142
Convertible senior notes	207,455	204,548	201,767	198,984	196,200
Other non-current liabilities	67,966	64,472	62,037	61,427	60,832
Total liabilities	573,666	630,385	630,142	655,017	664,922

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—	—	—	—
Common stock at par value	4,477	4,414	4,410	4,409	4,406
Additional paid-in capital	879,300	876,563	874,839	872,031	879,331
Accumulated deficit	(432,397)	(438,109)	(434,316)	(440,230)	(418,672)
Treasury stock	(102,572)	(102,930)	(109,373)	(114,117)	(157,530)
Accumulated other comprehensive income	140	99	176	98	(91)
Total stockholders' equity	348,948	340,037	335,736	322,191	307,444
Total liabilities and stockholders' equity	$922,614	$970,422	$965,878	$977,208	$972,366

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Cash flow from operating activities:
Net income (loss)	$6,990	$1,851	$10,540	$10,022	$(515,799)

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	351	(14,514)	1,106	(58)	(88,048)
Stock-based compensation	2,951	3,083	2,456	2,499	2,488
Impairment of goodwill and intangible assets	2,901	6,231	2,002	2,895	607,337
Amortization of intangibles	8,338	8,806	8,975	9,176	9,594
Depreciation	3,006	8,857	3,361	3,485	3,539
Accretion of senior convertible notes discount	2,907	2,781	2,783	2,784	2,725
(Gain) loss on sale of subsidiaries	(2,231)	(244)	(1,190)	(1,279)	617
(Gain) loss on sublease	1,766	8,201	—	—	—
Bad debt expense	24	1,854	718	(76)	126
Other, net	(402)	—	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	1,710	(93)	3,420	(7,937)	3,788
Commissions, fees and premiums receivable, net	29,632	(28,538)	3,847	3,436	31,637
Due from principals and/or certain entities they own	(60)	7,906	1,615	(6,312)	1,307
Notes receivable, net - current	2,319	(2,570)	659	(113)	(1,251)
Other current assets	(1,003)	3,837	(816)	(869)	1,289
Notes receivable, net - non-current	(2,547)	3,988	1,060	3,044	(7,081)
Other non-current assets	(1,024)	479	(700)	(777)	(355)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(2,327)	(4,642)	1,457	9,004	(1,037)
Income taxes payable	(5,800)	6,325	—	(1,231)	1,220
Due to principals and/or certain entities they own	(24,381)	10,129	26	7,118	(29,216)
Accounts payable	(6,284)	3,119	3,038	(5,524)	(4,639)
Accrued liabilities	(14,112)	19,672	1,081	6,751	(16,307)
Other non-current liabilities	2,179	(5,692)	4,983	(1,899)	(3,500)
Total adjustments	(2,087)	38,975	39,881	24,117	514,233
Net cash provided by (used in) operating activities	4,903	40,826	50,421	34,139	(1,566)

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	5,031	5,109	1,935	6,962	2,100
Purchases of property and equipment, net	(2,933)	(2,177)	(1,801)	(1,538)	(1,604)
Payments for acquired firms, net of cash, and contingent consideration	(6,804)	(1,448)	(627)	1,278	(2,257)
Restricted cash	—	(10,000)	—	—	—
Net cash (used in) provided by investing activities	(4,706)	(8,516)	(493)	6,702	(1,761)

Cash flow from financing activities:
Repayments of borrowings	(5,000)	(35,000)	(40,000)	(33,000)	—
Proceeds from stock-based awards, including tax benefit	1,694	(1,236)	385	(327)	(2,777)
Shares cancelled to pay withholding taxes	(1,858)	(164)	(51)	(12)	(147)
Payments for treasury stock repurchase	—	—	—	—	—
Dividends paid	(66)	—	—	1	(51)
Net cash used in financing activities	(5,230)	(36,400)	(39,666)	(33,338)	(2,975)
Net (decrease) increase in cash and cash equivalents	(5,033)	(4,090)	10,262	7,503	(6,302)
Cash and cash equivalents, beginning of period	55,994	60,084	49,822	42,319	48,621
Cash and cash equivalents, end of the period	$50,961	$55,994	$60,084	$49,822	$42,319

Supplemental disclosures of cash flow information
Cash paid for income taxes	$11,436	$5,719	$4,332	$10,306	$3,372
Cash paid for interest	$1,384	$854	$1,975	$1,411	$2,385

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS - YEAR-TO-DATE (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Cash flow from operating activities:
Net income (loss)	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	351	(101,514)	(87,000)	(88,106)	(88,048)
Stock-based compensation	2,951	10,526	7,443	4,987	2,488
Impairment of goodwill and intangible assets	2,901	618,465	612,234	610,232	607,337
Amortization of intangibles	8,338	36,551	27,745	18,770	9,594
Depreciation	3,006	19,242	10,385	7,024	3,539
Accretion of senior convertible notes discount	2,907	11,073	8,292	5,509	2,725
(Gain) loss on sale of subsidiaries	(2,231)	(2,096)	(1,852)	(662)	617
(Gain) loss on sublease	1,766	8,201	—	—	—
Bad debt expense	24	2,622	768	50	126
Other, net	(402)	—	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	1,710	(822)	(729)	(4,149)	3,788
Commissions, fees and premiums receivable, net	29,632	10,382	38,920	35,073	31,637
Due from principals and/or certain entities they own	(60)	4,516	(3,390)	(5,005)	1,307
Notes receivable, net - current	2,319	(3,275)	(705)	(1,364)	(1,251)
Other current assets	(1,003)	3,441	(396)	420	1,289
Notes receivable, net - non-current	(2,547)	1,011	(2,977)	(4,037)	(7,081)
Other non-current assets	(1,024)	(1,353)	(1,832)	(1,132)	(355)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(2,327)	4,782	9,424	7,967	(1,037)
Income taxes payable	(5,800)	6,314	(11)	(11)	1,220
Due to principals and/or certain entities they own	(24,381)	(11,943)	(22,072)	(22,098)	(29,216)
Accounts payable	(6,284)	(4,006)	(7,125)	(10,163)	(4,639)
Accrued liabilities	(14,112)	11,197	(8,475)	(9,556)	(16,307)
Other non-current liabilities	2,179	(6,108)	(416)	(5,399)	(3,500)
Total adjustments	(2,087)	617,206	578,231	538,350	514,233
Net cash provided by (used in) operating activities	4,903	123,820	82,994	32,573	(1,566)

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	5,031	16,106	10,997	9,062	2,100
Purchases of property and equipment, net	(2,933)	(7,120)	(4,943)	(3,142)	(1,604)
Payments for acquired firms, net of cash, and contingent consideration	(6,804)	(3,054)	(1,606)	(979)	(2,257)
Restricted cash	—	(10,000)	—	—	—
Net cash (used in) provided by investing activities	(4,706)	(4,068)	4,448	4,941	(1,761)

Cash flow from financing activities:
Repayments of borrowings	(5,000)	(108,000)	(73,000)	(33,000)	—
Proceeds from stock-based awards, including tax benefit	1,694	(3,955)	(2,719)	(3,104)	(2,777)
Shares cancelled to pay withholding taxes	(1,858)	(374)	(210)	(159)	(147)
Payments for treasury stock repurchase	—	—	—	—	—
Dividends paid	(66)	(50)	(50)	(50)	(51)
Net cash used in financing activities	(5,230)	(112,379)	(75,979)	(36,313)	(2,975)
Net (decrease) increase in cash and cash equivalents	(5,033)	7,373	11,463	1,201	(6,302)
Cash and cash equivalents, beginning of period	55,994	48,621	48,621	48,621	48,621
Cash and cash equivalents, end of the period	$50,961	$55,994	$60,084	$49,822	$42,319

Supplemental disclosures of cash flow information
Cash paid for income taxes	$11,436	$23,729	$18,010	$13,678	$3,372
Cash paid for interest	$1,384	$6,625	$5,771	$3,796	$2,385

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$225,273	$277,181	$229,925	$224,198	$216,981

Operating expenses:
Commissions and fees	68,306	76,013	63,059	62,474	62,401
Compensation expense	65,268	68,879	64,649	66,164	68,643
Non-compensation expense	40,449	46,528	36,507	37,307	39,181
Management fees	23,650	58,865	34,855	29,954	22,507
Amortization of intangibles	8,338	8,806	8,975	9,176	9,594
Depreciation	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	2,901	6,231	2,002	2,895	607,337
(Gain) loss on sale of subsidiaries	(2,231)	(244)	(1,190)	(1,279)	617
Total operating expenses	209,687	273,935	212,218	210,176	813,819
Income from operations	15,586	3,246	17,707	14,022	(596,838)

Non-operating income and expenses
Interest income	888	828	703	822	724
Interest expense	(4,579)	(4,849)	(5,001)	(5,386)	(5,331)
Other, net	658	472	3,387	6,608	1,116
Non-operating income and expenses, net	(3,033)	(3,549)	(911)	2,044	(3,491)
Income (loss) before income taxes	12,553	(303)	16,796	16,066	(600,329)

Income tax expense (benefit)	5,563	(2,154)	6,256	6,044	(84,530)
Net income (loss)	$6,990	$1,851	$10,540	$10,022	$(515,799)

Cash Earnings Reconciliation
GAAP net income (loss)	$6,990	$1,851	$10,540	$10,022	$(515,799)
Amortization of intangibles	8,338	8,806	8,975	9,176	9,594
Depreciation	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	2,901	6,231	2,002	2,895	607,337
Tax benefit of impairment of goodwill and intangible assets	(1,118)	(1,133)	(427)	(902)	(88,146)
Non-cash interest, net of tax	1,866	1,559	1,966	1,732	1,557
Cash earnings	$21,983	$26,171	$26,417	$26,408	$18,082

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$6,990	$1,851	$10,540	$10,022	$(515,799)
Income tax expense (benefit)	5,563	(2,154)	6,256	6,044	(84,530)
Interest income	(888)	(828)	(703)	(822)	(724)
Interest expense	4,579	4,849	5,001	5,386	5,331
Other, net	(658)	(472)	(3,387)	(6,608)	(1,116)
Income (loss) from operations	$15,586	$3,246	$17,707	$14,022	$(596,838)
Amortization of intangibles	8,338	8,806	8,975	9,176	9,594
Depreciation	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	2,901	6,231	2,002	2,895	607,337
(Gain) loss on sale of subsidiaries	(2,231)	(244)	(1,190)	(1,279)	617
Adjusted EBITDA	$27,600	$26,896	$30,855	$28,299	$24,249

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$225,273	$948,285	$671,104	$441,179	$216,981

Operating expenses:
Commissions and fees	68,306	263,947	187,934	124,875	62,401
Compensation expense	65,268	268,335	199,456	134,807	68,643
Non-compensation expense	40,449	159,523	112,995	76,488	39,181
Management fees	23,650	146,181	87,316	52,461	22,507
Amortization of intangibles	8,338	36,551	27,745	18,770	9,594
Depreciation	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	618,465	612,234	610,232	607,337
(Gain) loss on sale of subsidiaries	(2,231)	(2,096)	(1,852)	(662)	617
Total operating expenses	209,687	1,510,148	1,236,213	1,023,995	813,819
Income from operations	15,586	(561,863)	(565,109)	(582,816)	(596,838)

Non-operating income and expenses
Interest income	888	3,077	2,249	1,546	724
Interest expense	(4,579)	(20,567)	(15,718)	(10,717)	(5,331)
Other, net	658	11,583	11,111	7,724	1,116
Non-operating income and expenses, net	(3,033)	(5,907)	(2,358)	(1,447)	(3,491)
Income (loss) before income taxes	12,553	(567,770)	(567,467)	(584,263)	(600,329)

Income tax expense (benefit)	5,563	(74,384)	(72,230)	(78,486)	(84,530)
Net income (loss)	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)

Cash Earnings Reconciliation
GAAP net income (loss)	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)
Amortization of intangibles	8,338	36,551	27,745	18,770	9,594
Depreciation	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	618,465	612,234	610,232	607,337
Tax benefit of impairment of goodwill and intangible assets	(1,118)	(90,608)	(89,475)	(89,048)	(88,146)
Non-cash interest, net of tax	1,866	6,814	5,255	3,289	1,557
Cash earnings	$21,983	$97,078	$70,907	$44,490	$18,082

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)
Income tax expense (benefit)	5,563	(74,384)	(72,230)	(78,486)	(84,530)
Interest income	(888)	(3,077)	(2,249)	(1,546)	(724)
Interest expense	4,579	20,567	15,718	10,717	5,331
Other, net	(658)	(11,583)	(11,111)	(7,724)	(1,116)
Income (loss) from operations	$15,586	$(561,863)	$(565,109)	$(582,816)	$(596,838)
Amortization of intangibles	8,338	36,551	27,745	18,770	9,594
Depreciation	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	618,465	612,234	610,232	607,337
(Gain) loss on sale of subsidiaries	(2,231)	(2,096)	(1,852)	(662)	617
Adjusted EBITDA	$27,600	$110,299	$83,403	$52,548	$24,249

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Number of acquisitions closed	—	2	—	—	1
Consideration:
Cash	$—	$—	$—	$—	$279
Common stock	—	—	—	—	—
Other	—	—	—	—	186
Total consideration paid (1)	$—	$—	$—	$—	$465

Target earnings of acquired firms	$—	$—	$—	$—	$148
Base earnings of acquired firms	$—	$—	$—	$—	$88

	For the Year-to-Date Period Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Number of acquisitions closed	—	3	1	1	1
Consideration:
Cash	$—	$279	$279	$279	$279
Common stock	—	—	—	—	—
Other	—	186	186	186	186
Total consideration paid (1)	$—	$465	$465	$465	$465

Target earnings of acquired firms	$—	$148	$148	$148	$148
Base earnings of acquired firms	$—	$88	$88	$88	$88

(1)
Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Intangible Assets:
Book of business	$99,265	$104,669	$110,974	$116,795	$123,796
Management contracts	250,152	258,456	271,550	276,971	285,996
Trade name	4,820	4,831	4,966	5,030	5,087
Institutional customer relationships	11,339	11,557	11,775	11,993	12,211
Goodwill	66,122	63,887	57,018	57,914	52,532
Total intangible assets and goodwill	$431,698	$443,400	$456,283	$468,703	$479,622

Amortization Expense & Impairment Loss:
Book of business	$4,863	$5,102	$5,234	$5,480	$7,482
Management contracts	6,158	9,342	4,209	4,910	20,843
Trade name	—	83	64	57	5,164
Institutional customer relationships	218	218	218	218	218
Goodwill	—	292	1,252	1,406	583,224
Total amortization expense & impairment loss	$11,239	$15,037	$10,977	$12,071	$616,931

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of subsidiaries, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.

Adjusted Income before Management Fees:	Income before management fees excluding corporate income before management fees.

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings.

Basic Management Fees Percentage:	Basic Management Fees as a percentage of gross margin before management fees.

Cash Earnings:	Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Corporate Income before Management Fees:
Includes revenue and expense allocations for corporate shared services and the Advisor Services Group, entities for which no management fees are paid. Since the Advisor Services Group is primarily comprised of NFPSI, an entity for which no management fees are paid, and earnings are not being shared with principals, all revenue and expenses from the Advisor Services Group are considered a component of Corporate Income before Management Fees.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Incentive and Other Management Fees:
Largely represents the portion of management fees expense due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive plan, BIP plan (business incentive plan) and other management fee amounts due to principals.

Income before Management Fees:
The Company defines income before management fees as income from operations excluding management fees, amortization, depreciation, impairment of intangible assets and the (gain) loss on sale of subsidiaries.  Income before management fees is a metric management utilizes in its evaluation of the profitability of an NFP-owned business before principals receive participation in the earnings.

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees:
Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management Fees include: Basic Management Fees, Principal Incentive Plan (PIP) Management Fees and Incentive and Other Management Fees.

Management Fees Percentage:	Management Fees as a percentage of adjusted income before management fees.

Organic Revenue Growth:
The Company refers to organic revenue in order to establish a comparable measurement (that will be associated with the revenue sources) that will continue in future periods. The Company excludes the first twelve months of revenue generated from new acquisitions and the revenue derived from businesses fully disposed of in each period presented.  With respect to Sub-Acquisitions, the Company establishes an internal revenue generation expectation (the “acquired revenue”) of a new Sub-Acquisition.  During the first twelve months immediately following the Sub-Acquisition, the Company reduces the acquired revenue amount from the actual revenue generated by the Sub-Acquisition and includes the revenue growth above or below acquired revenue within the organic growth percentage.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Principal Incentive Plan (PIP) Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s Principal Incentive Plan (PIP).

Stock-based Compensation Management Fees:	Represents the portion of management fee expense for stock awards issued to NFP’s principals.

Sub-Acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Target Earnings of Acquired Firms:
Represents the target business’s annual earnings, before interest, taxes, depreciation and amortization, and adjusted for expenses that will not continue post-acquisition, such as compensation to former owners who become principals (“Target  EBITDA”).  The target business’s Target EBITDA is considered “target earnings,” typically two times “base earnings.”